Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Easy Gardener Products, Ltd., (the "Company") on Form 10-K for the period ended June 30, 2004 (the "Report"), I, Richard M. Kurz, as Manager and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                      /s/ Richard M. Kurz
                                                      -----------------------
                                                      Richard M. Kurz
                                                      Manager and CFO

Dated: October 13, 2004